PROSPECTUS


Fixed Income Fund - Class R1 and Class R2 Shares




January 2, 2004


One Bush Street, Suite 800 - San Francisco, California 94104

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

M c M o r g a n  F u n d s  -  P r o s p e c t u s
--------------------------------------------------


McMorgan Fixed Income Fund
--------------------------


Table of Contents
-----------------

The Fund.....................................................................  2

Fees and Expenses of the Fund................................................  5

Management of the Fund.......................................................  6

Buying and Selling Fund Shares...............................................  7

Pricing of Fund Shares.......................................................  8

Distributions and Taxes......................................................  9


Financial Highlights......................................................... 10

Additional Information................................................Back Cover

M c M o r g a n  F i x e d  I n c o m e  F u n d
------------------------------------------------


Type of Fund: An Investment Grade Bond Fund
-------------------------------------------
Ticker Symbol:  MCFZX


Investment Goal

Above average total return consistent with maintaining liquidity and preserving capital.

Principal Investment Strategies

The Fund invests in high quality, short- to intermediate-term bonds, and other debt securities with average remaining maturities of up to 30 years. The average weighted portfolio maturity is generally between three and fifteen years.

The Fund invests at least 80% of its net assets in fixed-income securities that are investment grade or issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund generally invests in 100-150 securities, with special emphasis on collateralized mortgage obligations and corporate bonds to provide incremental returns.

The advisor generally establishes a target duration for the portfolio equal to the Lehman Brothers Government/Credit Index. The advisor may adjust the portfolio's duration on the basis of the expected real return of the portfolio's fixed income investments. The advisor may increase duration as the expected real rate of return increases and decrease duration as the expected real rate of return decreases.

Once a target duration is selected, the advisor constructs a diversified portfolio of fixed income securities with the following attributes:

   o  call protection

   o  high quality

   o  undervaluation

   o  higher yield than that of the market

The Fund principally invests in:

   o securities issued or guaranteed by the U.S. government, its agencies and instrumentalities

   o  corporate, bank and commercial obligations

   o mortgage-backed securities, with an emphasis on collateralized mortgage obligations

   o asset-backed securities representing interests in pools of assets such as motor vehicle installment purchase obligations and credit card receivables

The advisor may use various techniques such as buying and selling futures contracts to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If the advisor's strategies do not work as intended, the Fund may not achieve its objective.

Principal Risks

By investing in bonds, the Fund may expose you to certain risks that could cause you to lose money. These risks include:

   o interest rate risk - the risk that fixed income securities held by the Fund will increase or decrease in value as interest rates change, causing the Fund's value to change. Debt securities typically decrease in value as interest rates rise and increase in value when interest rates fall. The share price of a fund such as this one, that invests most of its assets in debt securities, may exhibit similar responses to interest rate changes.

   o credit risk - the risk that the issuer of a security may not make timely interest payments or may fail to pay the principal upon maturity.

   o call risk - the risk that a debt security might be redeemed prior to maturity and thus deny the Fund the full benefit of the investment.

   o prepayment risk - the risk that obligations underlying mortgage- and asset-backed securities may be prepaid, requiring the Fund to reinvest the proceeds at lower interest rates. Rising interest rates could cause prepayments to decrease, extending the life of mortgage- and asset-backed securities with lower than market interest rates.

Definitions
-----------

Investment Grade: An investment grade security is one rated Baa or higher by Moody's Investor's Service, Inc., BBB or higher by Standard & Poor's Ratings Group, or BBB or higher by Fitch Investors Service, Inc. The Fund may also invest in unrated debt securities that the advisor believes are comparable to investment grade rated securities.

Duration: Duration is the average time needed to recover an initial cash outlay. The duration of a bond or mutual fund portfolio may be an indication of sensitivity to changes in interest rates. In general, the longer a fund' s duration, the more it will react to changes in interest rates and the greater the risk and return potential.

Expected Real Return: Expected real return is the difference between the current yield to maturity of fixed-income investments and the expected inflation rate.


Suitability

The Fund may be appropriate for investors who want higher returns than a money market fund and the McMorgan Intermediate Fixed Income Fund. The Fund attempts to achieve higher returns by investing in fixed income securities that generally have higher yields and slightly more interest rate risk. The Fund does not attempt to maintain a $1.00 per share value as money market funds do, and thus is not suitable for investors who are looking for consistent principal stability. The Fund generally has more market fluctuation than the McMorgan Intermediate Fixed Income Fund.

Past Fund Performance

The bar chart and performance table below illustrate some of the risks of investing in the Fund and how the Fund's total return has varied from year to year. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns compare with those of its benchmark, the Lehman Brothers Government/Credit Index, an unmanaged securities index. The figures assume reinvestment of all dividends and distributions.

Returns are for a class of shares of the Fund (Class Z) that is not offered in the prospectus, but that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

-------------- ------------ ------------ ----------- ------------ ------------ ------------ ---------- ------------
-0.73%         19.29%       3.05%        9.53%       8.52%        -2.18%       11.55%       7.02%      10.93%
-------------- ------------ ------------ ----------- ------------ ------------ ------------ ---------- ------------

-------------- ------------ ------------ ----------- ------------ ------------ ------------ ---------- ------------
1994*          1995         1996         1997        1998         1999         2000         2001       2002
-------------- ------------ ------------ ----------- ------------ ------------ ------------ ---------- ------------

* From 7/14/94 to 12/31/94

Year-to-Date Return            5.10% as of June 30, 2002
Best Quarter                   6.65% in the second quarter of 1995
Worst Quarter                 -2.14% in the first quarter of 1996

Performance Table -- (Average annual total returns as of December 31, 2002)


                                                                   1 Year         5 Years        Since Inception*
McMorgan Fixed Income Fund**
Return Before Taxes                                                10.93%          7.05%          7.73%

Return After Taxes on Distributions***                              8.72%          4.69%          5.26%

Return After Taxes on Distributions and Sale of Fund Shares         6.63%          4.46%          4.98%

Lehman Brothers Government/Credit Index****                        11.04%          7.62%          8.16%

--------------------------------------------------------------------------------

*    Inception date July 14, 1994.

** No performance information is provided for Class R1 or R2 shares as these classes had not yet commenced operations as of the date of this prospectus, thus the Class McMorgan does not reflect all charges and fees applicable to the R1 and R2 classes.

*** After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.

**** Index of all publicly issued bonds of the U.S. government and agencies, as well as investment grade corporate bonds.

The bar chart and performance table do not reflect the impact of state or local taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fees and Expenses of the Fund
-----------------------------

The following table shows the fees and expenses you may pay if you buy and hold Class R1 or Class R2 shares of the Fund. "Other Expenses" are the expenses of another class of shares (Class Z) of the Fund not offered by this Prospectus (see explanation below). The Class Z shares of the Fund do not have any front-end loads or deferred sales load, but do have a Rule 12b-1 distribution fee. Shareholders are not charged for exchanging shares into the Class Z shares of the McMorgan Funds or the Class McMorgan shares of the Principal Preservation Fund or reinvesting dividends.


McMorgan Fixed Income Fund
--------------------------
                                                       Class R1        Class R2
                                                       --------        --------

Annual Fund Operating Expenses:
(expenses that are deducted
from Fund assets)
Management Fees                                          0.35%           0.35%
Distribution (12b-1) and/or Service Fees                  0.0%           0.25%
Other Expenses*                                          0.58%           0.58%

Total Annual Fund Operating Expenses**                   0.93%           1.18%

* These include shareholder service fees of 0.10% for Class R1 and 0.10% for Class R2.

 ** The Fund began offering Class R1 and R2 shares on January 2, 2004.
Annual Fund operating expenses are based on the expenses for McMorgan Class and Class Z for the fiscal year ended June 30, 2003. These are the gross fees and expenses that the Class R1 and R2 would have incurred for the fiscal period ended June 30, 2003, if the advisor had not waived any fees. The advisor currently intends to continue to waive certain fees in the same manner as was done for the fiscal year ended June 30, 2003, but this voluntary action by the advisor may be discontinued at any time. With the fee waivers, actual expenses were:

                                                       Class R1        Class R2
                                                       --------        --------
Management fees                                          0.02%           0.02%
Distribution (12b-1) and/or Service Fees                 0.00%           0.25%
Other Expenses                                           0.58%           0.58%

Net Annual Fund Operating Expenses                       0.60%           0.85%


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

o  you invest $10,000 in the Fund for the time periods indicated;

o you redeem all of your shares or you hold them at the end of each time period;

o  your investment has a 5% return each year;

o  all distributions are reinvested; and

o  operating expenses of each Fund remain the same.

This example is for comparison only. Actual return and expenses will be different and the Fund's performance and expenses may be higher or lower. The numbers are based on Total Fund Operating Expenses. Based on the above assumptions, your costs for the Fund would be:

              1 Year      3 Years      5 Years      10 Years
              ------      -------      -------      --------

R1              95          296          515         1,143

R2             120          375          649         1,432

Management of the Fund
----------------------

The advisor of the Fund is:

McMorgan & Company LLC
One Bush Street, Suite 800
San Francisco, California 94104

The advisor is responsible for selecting, purchasing, monitoring and selling securities in the Fund's investment portfolio. The advisor also arranges for the transfer agency, custody and all other services necessary to operate the Fund. McMorgan & Company, the predecessor company to McMorgan & Company LLC, was founded in 1969. McMorgan & Company LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a diversified financial services holding company and a wholly-owned subsidiary of New York Life Insurance Company. McMorgan & Company LLC also manages private accounts, consisting primarily of retirement plans and health and welfare funds for jointly trusteed plans. As of June 30, 2003, the advisor had approximately
$21.9 billion of assets under management, including investment company assets of approximately $759.9 million.

Portfolio Management

An investment management team at McMorgan & Company LLC manages the Fund's investments. No member of the investment management team is solely responsible for making recommendations for portfolio purchases and sales.

Management Fees

The Fund pays the advisor an annual advisory fee of 0.35% of average daily net assets for providing investment advisory services.

The fees paid to the advisor reflect a voluntary undertaking to waive fees and/or reimburse expenses so that total operating expenses do not exceed 0.60% for the Class R1 shares of the Fund and 0.85% for the Class R2 shares of the Fund. Although the advisor currently intends to continue this waiver, this voluntary action by the advisor may be discontinued on 60 days' notice. Any amounts waived by the advisor are subject to repayment by the Fund within the following three years if the Fund is able to make the repayment without exceeding its current expense limits.

Buying and Selling Fund Shares

You may buy Class R1 and R2 shares if you are a participant in certain investment products or programs offered by a financial service firm that has an agreement with the McMorgan Funds to utilize Class R1 or R2 shares or in any of the following types of employer-sponsored plans that offer one of those classes of shares of the Fund: Section 401(a) and 457 plans, certain section 403(b)(7) plans, 401(k), profit sharing, money purchase pension and defined benefit plans, non-qualified deferred compensation plans. Shares are sold at the net asset value ("NAV") per share next determined after the Fund or the financial service firm receives and accepts a proper purchase request. Financial service firms are designated agents of the Fund for certain purposes relating to the timing of the receipt of purchase and redemption orders. The Fund and the Fund's distributor reserve the right to reject any purchase order from any party for shares of any Fund.

There are no minimum initial or subsequent purchase amounts when investing in Class R share of the Fund.

There are no initial sales charges or contingent deferred sales charge for the Class R1 or R2 shares.

You pay ongoing service fees for Class R1 shares. You pay ongoing service and/or distribution fees for Class R2 shares.

Financial service firms may charge a separate fee for assisting in the processing of any of these transactions.

The Fund will ordinarily make payment for redeemed shares within seven business days after the Fund or its designated agent receives and accepts a proper redemption order. A proper redemption order will contain all the necessary information and signatures required to process the redemption order. The redemption price will be the NAV per share next determined after the Fund or its designated agent receives and accepts the shareholder's request in proper form.

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class R1 and R2 shares of the Funds.


Know Your Customer Regulations

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

o  Name;
o  Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Additional Information on Buying and Selling Fund Shares
--------------------------------------------------------

General Policies

The Fund reserves the right to:

o reject any purchase order when the Fund determines that it is not in the best interest of the Fund or its shareholders to accept such order. This includes purchases or exchanges that are disruptive to the management of the Fund due to the timing of the investment or the investor's history of excessive trading.

o make redemptions in-kind (payments in portfolio securities rather than in cash) if the amount to be redeemed is large enough to affect Fund operations (for example, if it represents more than 1% of the Fund's assets).

o refuse purchase or exchange requests in excess of 1% of the Fund's total assets.

o  change the minimum investment amounts.

o cancel any purchase order and impose a $20 returned check fee if the purchase check does not clear.

o reject checks drawn on banks outside the United States or endorsed over by a third party. All investments must be made in U.S. dollars.

Exchange Privileges

Class Z shares of the Fund may be exchanged for Class Z shares of any of the other Funds of the Trust or the Class McMorgan shares of the Principal Preservation Fund. An exchange involves the redemption of all or a portion of the shares of one Fund and the purchase of shares of another Fund. Exchanges are treated as a sale of Fund shares and are subject to the minimum investment requirements. Exchanges may be made by mail or by telephone if authorized on the Account Registration Form. Telephone exchanges may be difficult to implement in times of drastic economic or market changes.

An exchange may result in a capital gain or loss for tax purposes. The Fund may change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions.

Distribution Plan

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Class R2 shares that allows it to pay distribution and service fees for the sales and distribution of its Class R2 shares. The 12b-1 plan provides for the payment of both a distribution and a service fee. The distribution fee is intended to pay the distributor of Fund shares for distribution services which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the distributor of Fund shares for providing shareholders with personal services and maintaining shareholder accounts. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Funds and may cost more than other types of sales charges.

Shareholder Service Plan

The Fund has adopted a shareholder service plan with respect to the Class R1 and R2 shares. Under the terms of the shareholder service plan, the Fund's Class R1 and R2 shares are authorized to pay to New York Life Investment Management LLC, its affiliates or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1 and R2 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of the Class R1 and R2 shares of the Fund.

Pursuant to the shareholder service plan, the Fund's Class R1 and R2 shares may pay "service fees" for personal services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

Pricing of Fund Shares

The price of the Fund's shares is based on the NAV of the Fund's portfolio. The Fund calculates NAV by adding the total market value of the Fund's investments and other assets, subtracting any liabilities, and then dividing that figure by the total number of outstanding shares of that Fund. The Fund's NAV is calculated at the close of regular trading of the New York Stock Exchange ("NYSE"), which is normally 4:00 p.m. Eastern time, every day the NYSE is open. However, the NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission ("SEC"). The Fund's assets are valued as of this time for the purpose of computing the Fund's NAV.

The portfolio securities of the Fund, except debt securities with maturities of 60 days or less, are valued at market value. If market quotations are not readily available or do no accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

Debt securities with maturities of less than 60 days are valued at amortized cost. Under this method of valuation, the advisor values the security at cost and then assumes a constant amortization of any discount or premium to maturity of the security.

Distributions and Taxes

The Fund generally pays dividends and distributions of its net investment income and net capital gains, as described in the table below.

Reinvestment Option

Dividends and capital gain distributions will be reinvested automatically in the Fund unless you elect to receive them by check or ACH (automated clearing house). You may change your dividend option at any time by requesting a change in writing. You must have your dividends reinvested if you participate in the Systematic Withdrawal Plan or any Retirement Plan. Dividends are reinvested on the ex-dividend date at the NAV per share determined at the close of business that day. There are no fees or charges on reinvestments.

Taxes on Dividends and Distributions

Dividends you receive from the Fund, whether reinvested or taken in cash, are generally taxable to you as ordinary income or capital gains. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares.

If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

The sale of Fund shares or the exchange of shares between two Funds is considered a taxable event to the shareholder; you may realize a capital gain or loss on these transactions.

Distributions from the Fund are expected to be primarily ordinary income. Distributions declared in December but paid in January are taxable as if they were paid in December.

Shareholders will receive an annual statement on the source and tax status of all distributions for federal income tax purposes. There will also be information showing which portion of the distributions are not taxable in certain states. Fund distributions generally will be subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

--------------------------------------------------------------------------------

Type of Distribution                     Declared & Paid      Federal Tax Status
--------------------------------------------------------------------------------

Dividends from Net Investment Income     monthly              ordinary income

Short-term Capital Gains                 annually             ordinary income

Long-term Capital Gains                  annually             capital gain

Participants in qualified retirement plans will be advised by the plan as to the tax consequences of their holding of, and transactions in, Fund shares.

Backup Withholding

By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:
         o provide your correct social security or taxpayer identification number,
         o  certify that this number is correct,
         o  certify that you are not subject to backup withholding, and
         o certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other Investment Strategies and Risks

The Fund's main investment strategies are set out at the beginning of the prospectus. The Fund may also use other investment strategies and invest in securities that are not discussed in this prospectus, but which are described in detail in the Fund's Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 1-800- 788-9485.

Other Potential Risks

The Fund may at times enter into interest rate, currency and mortgage swap agreements and certain mortgage-related securities, which are deemed to be derivatives. Derivatives can be illiquid, and a small investment in a derivative could have a potentially large impact on the Fund's performance.

Defensive Investing

The Fund occasionally may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies when the advisor deems it necessary to respond to adverse economic, political or other conditions. At such time, the Fund may invest temporarily and without limitation in investment grade short-term fixed-income securities (including short-term U.S. government securities and money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes) and repurchase agreements. When the Fund takes a temporary investment position, it may not achieve its investment goals.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund during each period assuming you reinvested all dividends and distributions. Tait, Weller and Baker has audited this information and their report, along with the Funds' financial statements, are included in the annual report, which is available upon request. No performance information is provided for the Class R1 and R2 shares as these classes had not yet commenced operations as of the date of this prospectus, thus the financial highlights do not reflect all charges and fees applicable to the R1 and R2 classes.

Financial Highlights
--------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund during each period assuming you reinvested all dividends and distributions. Tait, Weller and Baker has audited this information and their report, along with the Funds' financial statements, are included in the annual report, which is available upon request. No performance information is provided for the Class R1 and R2 shares as these classes had not yet commenced operations as of the date of this prospectus, thus the financial highlights do not reflect all charges and fees applicable to the R1 and R2 classes.

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.


==================================================================================================================================
                                                McMorgan Fixed Income Fund
----------------------------------------------------------------------------------------------------------------------------------
                                                                       For the     For the        For the     For the     For the
                                                                     Year Ended  Year Ended     Year Ended  Year Ended  Year Ended
                                                                      6/30/03      6/30/02       6/30/01     6/30/00     6/30/99
                                                                       Class        Class         Class       Class       Class
                                                                      McMorgan     McMorgan      McMorgan    McMorgan    McMorgan
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period................................ $   10.86   $    10.74     $   10.23   $   10.52   $   10.89
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income...............................................      0.53         0.60          0.62        0.63        0.61
Net realized and unrealized gain (loss) on investments..............      0.86         0.12          0.52       (0.27)      (0.35)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations....................................      1.39         0.72          1.14        0.36        0.26
----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
From net investment income..........................................     (0.54)       (0.60)        (0.63)      (0.63)      (0.61)
From capital gains..................................................         -            -             -       (0.02)      (0.02)
----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions...................................     (0.54)       (0.60)        (0.63)      (0.65)      (0.63)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period...................................... $   11.71   $    10.86     $   10.74   $   10.23   $   10.52
----------------------------------------------------------------------------------------------------------------------------------
Total return........................................................     13.06%        6.81%        11.38%       3.52%       2.34%
==================================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in 000's)................................ $  39,753   $   29,292     $  28,554   $  22,045   $  27,408
Ratio of expenses to average net assets before reimbursement
  and recovery of expenses by Advisor...............................      0.83%        0.89%         0.82%       0.76%       0.93%
Ratio of expenses to average net assets after reimbursement
  and recovery of expenses by Advisor...............................      0.50%        0.50%(a)      0.50%       0.50%       0.50%
Ratio of net investment income to average net assets before
  reimbursement and recovery of expenses by Advisor.................      4.41%        4.87%         5.53%       5.71%       5.16%
Ratio of net investment income to average net assets after
  reimbursement and recovery of expenses by Advisor.................      4.74%        5.27%         5.85%       5.97%       5.59%
Portfolio turnover..................................................    142.48%       94.80%        58.66%      27.59%      29.32%
==================================================================================================================================

(a) Restated from 0.49% to 0.50%.

Additional Information



McMorgan & Company LLC, the advisor to the Funds, votes all proxies in the Funds. A description of the policies and procedures that McMorgan & Company LLC uses to determine how to vote proxies and how McMorgan & Company LLC voted proxies during the most recent 12-month period ended June 30 is available (without charge), on the Funds website (www.mcmorganfunds.com)

For investors who want more information about the Fund, the following documents are available free upon request:

Annual and Semiannual Reports: Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

You can get free copies of these reports and the SAI, request other information and ask questions about the Fund by contacting:

McMorgan Funds
One Bush Street, Suite 800
San Francisco, CA 94104
Telephone: 800-788-9485
Internet address: www.mcmorganfunds.com

These reports and other information about the McMorgan Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfor@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information about the McMorgan Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the SEC's Public Reference Section, please call 1 (800) SEC-0330.

The McMorgan Funds' SEC File No. is 811-8370